Supplement to the
Fidelity Asset Manager® 20%, Fidelity Asset Manager® 30%, Fidelity Asset Manager® 40%, Fidelity Asset Manager® 50%, Fidelity Asset Manager® 60%, Fidelity Asset Manager® 70% and Fidelity Asset Manager® 85%
Class A, Class T, Class B and Class C
November 28, 2015
Prospectus

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

AAR-16-01 1.885797.115	February 12, 2016

Supplement to the
Fidelity Asset Manager® 20%, Fidelity Asset Manager® 30%, Fidelity Asset Manager® 40%, Fidelity Asset Manager® 50%, Fidelity Asset Manager® 60%, Fidelity Asset Manager® 70% and Fidelity Asset Manager® 85%
Class A, Class T, Class B, Class C and Class I
November 28, 2015
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

AAR-AARIB-16-01 1.893758.108	February 12, 2016